UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

Item 1: Report to Shareholders

Global Infrastructure Fund	April 30, 2010

The views and opinions in this report were current as of April 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global stock markets delivered strong gains over the six-month period ended April 30, 2010, with many reaching their highest levels since the onset of the financial crisis in 2008. Equities drew on the strength of improved corporate earnings as many companies surpassed expectations amid a gradually spreading global economic recovery. Economic rebounds in the major developed countries built momentum after recent recessions, and growth continued at a markedly higher pace in emerging markets. Infrastructure and utilities stocks posted modestly positive returns as the global economy returned to growth, boosting international trade and traffic.

Your fund returned 0.70% for the period since its inception on January 27, 2010, and outpaced its benchmark, the UBS World Infrastructure & Utilities Index. (Results for the fund’s Advisor Class shares were slightly lower, reflecting their higher expense ratio.) The fund’s performance was aided by holdings in the infrastructure sectors, while utilities stocks detracted. Our outperformance relative to the benchmark index was aided by strong stock selection, particularly in road and rail industry holdings.

We want to welcome shareholders to the Global Infrastructure Fund. We believe the fund’s strategy offers the potential for significant long-term capital appreciation and current income. However, we also remind shareholders that it is a concentrated global portfolio and is subject to risks from the global economy, currency fluctuation, political and regulatory concerns, and other challenges. It is designed for long-term investors who are willing to accept the risks of international investing and who can accept the greater volatility of a narrow investment focus.

STRATEGY REVIEW

Emerging markets such as China, India, and Brazil are investing hundreds of billions of dollars in infrastructure projects to help support and sustain their fast-growing economies. At the same time, developed markets such as the U.S. and Europe are in dire need of an infrastructure overhaul after decades of underfunding and neglect. As a result, an increasing number of publicly traded companies are capitalizing on massive government infrastructure investments, providing investors with attractive opportunities for long-term growth and income.

Under normal conditions, the Global Infrastructure Fund invests at least 80% of its assets in the securities of infrastructure-related companies throughout the world, including the United States. The fund defines an infrastructure-related company as any firm that generates a majority of its revenues or profits from the infrastructure industry or commits a majority of its assets to activities related to the infrastructure industry. Infrastructure refers to transportation, communication, energy, and other essential services and may include companies involved in the following:

• building, operating, or maintaining airports, seaports, toll roads, bridges, railways, and other transportation systems;

• telecommunication networks including wireless, satellite, cable, and others;

• power generation, storage, and distribution;

• utilities such as electricity, oil, gas, water, sewage, and other public services;

• construction and operation of courthouses, hospitals, schools, etc.; and

• providing services and materials necessary for the construction and operation of the physical structures and networks that provide these services.

We think the combination of growth and income potential with relatively low volatility offered by investments in utilities and infrastructure stocks could provide relatively strong performance compared with broader global equity markets. At the same time, the higher yield component and more predictable cash flows, particularly from utilities stocks, should give the portfolio some downside protection during rough times.

MARKET ENVIRONMENT

U.S. stocks performed well relative to other developed markets and the dollar strengthened against other currencies as investor optimism increased about the country’s economy. The Federal Reserve raised the discount rate in February (the rate at which commercial banks borrow from the central bank), providing an indication of rising confidence in the economy. The Greek financial crisis and the threat that instability could spread to other debt-laden countries in the euro zone weighed on European equity returns and contributed to a sharp fall in the euro versus the dollar. Results in Japan settled in between those in the U.S. and Europe, aided by hopes that the global recovery would lift earnings for Japanese exporters. Canada and developed Asia ex-Japan were among the stronger markets.

While the developed world generally kept interest rates low to stimulate economic growth, many emerging countries raised short-term rates to counteract inflationary pressures arising from surging economic growth. Although emerging markets returns fared well overall, monetary tightening affected China, where equities saw little change during the period and significantly lagged global performance. India, however, posted solid gains despite its adoption of similar policies as strong economic growth attracted foreign investors. Brazil recorded gains also, but lagged other Latin American countries.

Infrastructure stocks performed well as the global economic recovery compelled companies to restock depleted inventories, benefiting the seaports, airports, and railways required to accommodate increased global shipping activity. Lower gas prices and reduced demand for power in developed countries hurt large integrated utilities. However, a recovery in power demand is now in sight in countries like Germany as their growth prospects gradually improve.

PERFORMANCE REVIEW

The fund’s emerging markets holdings were the largest contributors, both in absolute terms and versus the benchmark, and account for our largest overweight allocation, primarily due to our China exposure. Xinao Gas Holdings was among our better performers. Xinao specializes in distributing piped natural gas to residential, commercial, and light industrial customers. The firm’s earnings have been spectacular, particularly due to volume growth in the commercial and industrial segments, and should benefit as penetration of the consumer and commercial markets continues. Overall, the capital expenditure cycle remains good in China, supported by railways, power generation, and renewable energy industries. External trading activity should remain strong as the global economy—and China’s role in it—grows. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents in the fund.)

The political situation in Brazil is heating up in preparation for this fall’s election season, but except for a moderate risk of short-term volatility for state-owned companies like CEMIG, the elections are unlikely to have a major affect on private-sector utilities. Despite recent interest rate hikes, funding is ample for home building. In India, infrastructure funding has increased, but execution remains challenging. A seasonal increase in power demand is leading to higher merchant power prices, which should stay elevated until the monsoon season of July and August, benefiting independent power producers.

Our Middle Eastern holdings also fared well. Shares in DP World, a Dubai-based owner and operator of global port facilities, proved attractive as investors anticipated a recovery in world trade. Shareholders may remember that DP World’s parent company suspended debt repayments last year, which resulted in a sharp fall in the stock. However, our research reaffirmed the company’s strong long-term prospects, and it looks well positioned to benefit from global trade growth. Elsewhere in the region, Saudi Arabia is increasing expenditures across the hydrocarbon and infrastructure industries. Besides oil and gas refinery spending, investment in the power and water industry is also rising.

Increased industrial activity contributed to a solid recovery of power demand in the U.S., the fund’s largest country allocation. AES, Calpine, and Entergy remain our top picks in this area. Although an important carbon emission bill was delayed again, the Environmental Protection Agency (EPA) may come out with some stringent regulations that could force the closure of some smaller power plants. Our underweight position versus the benchmark in the relatively strong U.S. market hurt performance, but we are maintaining our lighter exposure because we believe there are better growth opportunities elsewhere.

Europe was the largest detractor from fund performance for the period despite strong stock selection in our portfolio, particularly in Spain and Italy. We remain underweight in the region as a number of uncertainties are challenging European utilities and it is difficult to predict how markets will react to the financial crisis. Government bond yields have been rising, although there is no evidence that funding costs are increasing on the corporate side. Expensive solar subsidies could come under attack as politicians look for ways to trim budgets, and the U.K. election may increase uncertainty on its renewable energy policy. On the positive side, however, heightened industrial activity is helping to drive increased power demand.

Our infrastructure holdings generally boosted fund performance, while utilities detracted. Emerging markets infrastructure holdings performed well, as did stocks in the hydrocarbon and oil and gas industry. Companies in the power sector generally lagged due to a relatively slow recovery in power demand. Our largest absolute exposure is to the benchmark heavyweights electric and multi-utilities industries, where our biggest holdings are in Entergy and E.ON (Germany). Our largest overweight positions relative to the benchmark are in the road and rail, transportation infrastructure, and construction and engineering industries.

Our biggest positive contributors were oil, gas, and consumable fuels firms. Fund holdings include Enbridge (Canada), one of North America’s largest pipeline and energy infrastructure operators serving the fast-growing energy infrastructure market of the Canadian oil sands. Spectra Energy (U.S.), which owns and operates natural gas transportation and storage assets, also fared well after reporting solid earnings in the first quarter of 2010.

Good stock selection boosted our holdings in the rail industry as shipping activity picked up in response to renewed economic growth. Shares of Union Pacific (U.S.), the largest railroad in North America, rose approximately 25% from their February lows. Operating primarily on the east coast of the U.S., CSX also did well after posting strong first-quarter results. Central Japan Railway (Japan), which owns and operates the Tokyo-Osaka bullet train and accounts for 80% of the passenger market between the cities, was another good performer.

On the downside, holdings in the multi-utilities industry detracted from returns. The renewable energy sector also underperformed mainly because of a delay in carbon legislation in the U.S. and lower gas prices. This should change as the carbon bill and environmental issues return to prominence.

OUTLOOK

We believe that international stock markets still offer attractive opportunities as the global economy continues to recover. Our view is tempered, however, by a number of potential economic headwinds. In the developed world, monetary and fiscal policies have little room for error as leaders address the excesses of prior economic cycles, while the heavy debt burden of governments and consumers may weigh on growth for some time. Negative sentiment in Europe and a weak euro provided an opportunity to purchase some high-quality stocks at attractive valuations, however, and we began adding to holdings in core European markets such as Germany and France in late April.

Growth prospects in the emerging world look markedly better. Emerging economies generally entered the recent global economic downturn in better shape than their developed counterparts and began to recover earlier. Secular growth drivers such as growing industrialization, rising urbanization, and increasing consumer wealth should help to expand markets and generate robust margins that will continue to spur economic expansion in emerging countries. Although interest rate hikes are possible as economic growth gains momentum, a rising inflationary trend means that real interest rates are likely to remain relatively low, which generally benefits infrastructure investments—particularly those with good pricing power or inflation-linked tariffs. Rising inflation is also good for many inflation-linked stocks, like utilities. Overall, we remain positive on the market’s direction over the medium term as stock valuations still appear reasonable relative to historical norms. We maintain an overweight position relative to the benchmark in emerging markets, and could increase our exposure as we look for more opportunities in India and China.

Once again, we would like to welcome our new shareholders and thank you for investing in the Global Infrastructure Fund. With a research network that combines the local knowledge of our specialized investment professionals and the global resources of T. Rowe Price, we will continue to search the world’s emerging and developed markets for the best long-term growth opportunities for our shareholders.

Respectfully submitted,

Susanta Mazumdar
Portfolio manager and chairman of the fund’s Investment Advisory Committee

May 24, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Because the fund concentrates its investments in infrastructure-related companies, it will be more susceptible to changes affecting that industry than would a fund that does not concentrate its investments in a particular industry. Infrastructure-related companies can be negatively affected by adverse economic and political developments, as well as changes in regulations, environmental problems, casualty losses, and increases in interest rates.

GLOSSARY

UBS World Infrastructure & Utilities Index: A free float-adjusted, market capitalization-weighted index designed to track the performance of globally listed infrastructure stocks.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
AUSTRALIA 5.7%		
Common Stocks 5.7%		
AGL Energy	12,516	173
Asciano (1)	155,231	241
DUET Group, Equity Units	74,712	122
Origin Energy	23,684	355
Toll Holdings	22,840	149
Transurban Group	45,099	213
Worley Group	4,830	117
Total Australia (Cost $1,360)		1,370
BRAZIL 3.3%		
Common Stocks 2.2%		
Cia De Concessoes Rodoviaria	5,800	134
Energias Do Brasil	9,800	188
Log in Logistica Intermodal (1)	19,400	87
Mills Estruturas e Servicos de Engenharia (1)	18,200	124
		533
Preferred Stocks 1.1%		
Cemig	15,950	253
		253
Total Brazil (Cost $761)		786
CANADA 2.5%		
Common Stocks 2.5%		
Enbridge	12,200	592
Total Canada (Cost $554)		592
CHINA 6.6%		
Common Stocks 6.6%		
Beijing Enterprises (HKD)	45,500	296

China Merchants Holdings (HKD)	64,000	222
China Railway Construction, H Shares (HKD)	93,000	115
China Resources Power Holdings (HKD)	106,000	214
Shanghai Industrial (HKD)	27,000	117
Xinao Gas Holdings (HKD)	58,000	175
Yingde Gases (HKD)(1)	166,500	183
Zhejiang Expressway, H Shares (HKD)	270,000	252
Total China (Cost $1,551)		1,574

EGYPT 0.4%

Common Stocks 0.4%

Orascom Construction, GDR (USD)	1,791	85
Total Egypt (Cost $81)		85

FRANCE 9.5%

Common Stocks 9.5%

Alstom	3,385	200
Electricite De France	4,262	229
GDF Suez	16,441	586
Suez Environnement	9,747	212
Veolia Environnement	9,014	283
Vinci	13,756	770
Total France (Cost $2,345)		2,280

GERMANY 6.0%

Common Stocks 6.0%

E.ON AG	18,325	677
Fraport	1,437	75
RWE	8,267	676
Total Germany (Cost $1,488)		1,428

HONG KONG 2.0%		
Common Stocks 2.0%		
Cheung Kong Infrastructure	39,000	146
CLP Holdings	48,000	336
Total Hong Kong (Cost $482)		482
INDIA 1.8%		
Common Stocks 1.8%		
GAIL India, GDR (USD)	4,570	260
Larsen & Toubro, GDR (USD)	4,960	181
Total India (Cost $412)		441
INDONESIA 0.6%		
Common Stocks 0.6%		
Perusahaan Gas Negara	325,500	146
Total Indonesia (Cost $134)		146
ITALY 3.4%		
Common Stocks 3.4%		
Atlantia	16,795	359
Enel	49,552	258
Terna	46,439	188
Total Italy (Cost $864)		805
JAPAN 6.3%		
Common Stocks 6.3%		
Central Japan Railway	66	538
East Japan Railway	8,500	568
Electric Power Development	3,000	92

RUSSIA 0.5%		
Common Stocks 0.5%		
OAO Gazprom, ADR (USD)	5,510	128
Total Russia (Cost $126)		128
SINGAPORE 0.5%		
Common Stocks 0.5%		
SembCorp Industries	42,000	128
Total Singapore (Cost $113)		128
SOUTH KOREA 0.3%		
Common Stocks 0.3%		
Korea Plant Service & Engineering	1,590	72
Total South Korea (Cost $70)		72
SPAIN 6.3%		
Common Stocks 6.3%		
Abertis Infraestructuras	18,504	323
Enagas	8,639	173
Iberdrola	46,165	368
Iberdrola Renovables	79,722	309
Obrascon Huarte Lain	5,028	144
Red Electrica	4,068	192
Total Spain (Cost $1,597)		1,509
SWITZERLAND 0.7%		
Common Stocks 0.7%		
ABB	8,659	167
Total Switzerland (Cost $173)		167

UNITED ARAB EMIRATES 0.9%

Common Stocks 0.9%

DP World (USD)	403,621	219
Total United Arab Emirates (Cost $184)		219

UNITED KINGDOM 1.8%

Common Stocks 1.8%

Centrica	10,412	46
International Power	32,199	163
United Utilities	26,466	217
Total United Kingdom (Cost $434)		426

UNITED STATES 28.6%

Common Stocks 28.6%

AES (1)	18,910	218
American Electric Power	11,900	408
American Tower, Class A (1)	10,500	428
Calpine (1)	19,200	262
CenterPoint Energy	12,700	182
Constellation Energy Group	6,900	244
Crown Castle International (1)	9,500	360
CSX	5,000	280
Entergy	9,150	744
FirstEnergy	5,100	193
Foster Wheeler (1)	7,500	225
McDermott International (1)	6,830	187
NRG Energy (1)	10,150	245
PG&E	11,300	495
PPL	7,700	191
Public Service Enterprise	4,100	132
Republic Services	11,200	348

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $23,293)	$	23,510
Receivable for investment securities sold		434
Receivable for shares sold		181
Dividends and interest receivable		54
Cash		25
Due from affiliates		9
Other assets		473
Total assets		24,686
Liabilities		
Payable for investment securities purchased		265
Due to affiliates		12
Payable for shares redeemed		10
Other liabilities		427
Total liabilities		714
NET ASSETS	$	23,972
Net Assets Consist of:		
Undistributed net investment income	$	90
Accumulated undistributed net realized loss		(46)
Net unrealized gain		217
Paid-in capital applicable to 2,380,371 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized		23,711
NET ASSETS	$	23,972
NET ASSET VALUE PER SHARE		
Investor Class ($23,179,065 / 2,301,550 shares outstanding)	$	10.07
Advisor Class ($793,328 / 78,821 shares outstanding)	$	10.06

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	1/27/10 Through 4/30/10
Increase (Decrease) in Net Assets	
Operations	
Net investment income	$ 90
Net realized loss	(46)
Change in net unrealized gain	217
Increase in net assets from operations	261
Capital share transactions*	
Shares sold	
Investor Class	23,120
Advisor Class	1,010
Shares redeemed	
Investor Class	(165)
Advisor Class	(255)
Redemption fees received	1
Increase in net assets from capital share transactions	23,711
Net Assets	
Increase during period	23,972
Beginning of period	–
End of period	**$ 23,972**
Undistributed net investment income	90
*Share information	
Shares sold	
Investor Class	2,317
Advisor Class	105
Shares redeemed	
Investor Class	(16)
Advisor Class	(26)
Increase in shares outstanding	2,380

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Infrastructure Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks to provide long-term growth of capital. Income is a secondary objective. The fund has two classes of shares: the Global Infrastructure Fund original share class, referred to in this report as the Investor Class, offered since January 27, 2010, and the Global Infrastructure Fund – Advisor Class (Advisor Class), offered since January 27, 2010. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement In January 2010, new accounting guidance was issued that requires enhanced disclosures about fair value measurements in the financial statements; it is effective for fiscal years and interim periods beginning after December 15, 2009. Management expects that adoption of this guidance will have no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2010:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2010, approximately 17% of the fund’s net assets were invested, either directly or indirectly, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $22,662,000 and $1,016,000, respectively, for the period ended April 30, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2010, the cost of investments for federal income tax purposes was $23,293,000. Net unrealized gain aggregated $217,000 at period-end, of which $702,000 related to appreciated investments and $485,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2010, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2010, the effective annual group fee rate was 0.30%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

Pursuant to this agreement, management fees in the amount of $33,000 were waived and expenses in the amount of $35,000 were reimbursed by the manager during the period ended April 30, 2010. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $68,000 remain subject to repayment at April 30, 2010.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the period ended April 30, 2010, expenses incurred pursuant to these service agreements were $42,000 for Price Associates and $3,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 575,000 shares of the Investor Class, aggregating 24% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
Because the fund incepted on January 27, 2010, the Board reviewed the fund’s monthly returns and compared these returns with a comparable benchmark and market data supplied by Lipper, which is an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of the fund’s limited investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser and other benefits that the Adviser (and its affiliates) may have realized from its relationship with other T. Rowe Price mutual funds, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale in terms of portfolio asset size to produce meaningful profit margin percentages. The Board concluded that the Adviser’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund should provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of the fund’s limited history and a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 17, 2010